Exhibit 99.1
Richard M. Heimann (State Bar No. 063607)
Joy A. Kruse (State Bar No. 142799)
Nancy Chung (State Bar No. 225584)
LIEFF, CABRASER, HEIMANN & BERNSTEIN, LLP
275 Battery Street, 30th Floor
San Francisco, CA 94111-3339
Telephone: (415) 956-1000
Facsimile: (415) 956-1008
Email: rheimann@lchb.com
Email: jakruse@lchb.com
Email: nchung@lchb.com
Lead Counsel for the Federal Derivative Plaintiff
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION

IN RE BROADCOM CORP.	Master File No.
DERIVATIVE LITIGATION	C-06-3252 R (CWx)

NOTICE OF PROPOSED
SETTLEMENT OF SHAREHOLDER
DERIVATIVE ACTION AND
HEARING

EXHIBIT A-1
NOTICE OF PROPOSED SETTLEMENT OF
DERIVATIVE ACTION
MASTER FILE NO. C-06-3252 R (CWx)

TO:	ANY PERSON WHO OWNED BROADCOM CORPORATION COMMON STOCK ON MARCH 18, 2011 (“CURRENT BROADCOM SHAREHOLDER”)
PLEASE READ THIS NOTICE CAREFULLY
THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED
SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE LITIGATION
     YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order of the United States District Court for the Central District of California, Western Division (the “Court”), that a proposed settlement (the “Settlement”) has been reached among the Federal Derivative Plaintiff, on behalf of nominal defendant Broadcom Corporation (“Broadcom” or the “Company”), and Defendants Henry T. Nicholas, III, William J. Ruehle and Henry Samueli in the above-captioned derivative litigation (the “Federal Derivative Action”). The Federal Derivative Action has been brought derivatively on behalf of Broadcom to remedy the harm allegedly caused to the Company by the defendants’ alleged violations of Federal and State law and breaches of fiduciary duties.
     The Settling Defendants are Henry T. Nicholas III, William J. Ruehle and Henry Samueli (“Settling Defendants”). The benefits to the Company of the proposed Settlement, which is subject to Court approval, include the receipt of cash and cancelled options from Dr. Nicholas and Dr. Samueli totaling $53,160,170 in value, plus the release of Mr. Ruehle’s claims against the Company, which seeks damages in excess of $26 million, leading to a total settlement amount of more than $79 million.
     A hearing (the “Settlement Hearing”) will be held on May 16, 2011 at 10:00 a.m. by the Court at the United States Courthouse, 312 North Spring Street, Courtroom 8, Los Angeles, California to determine: (i) whether the Settlement of the Federal Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Current Broadcom Shareholders and to Broadcom and should be approved by the Court; and (ii) whether a Judgment
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DERIVATIVE ACTION
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as provided in ¶ V.A.(10) of the Stipulation should be entered herein.
     The Settling Defendants have denied, and continue to deny, and have contested and continue to contest each and every allegation of liability and wrongdoing on their part, and assert that they have strong factual and legal defenses to all claims alleged against them in the Consolidated Amended Derivative Complaint and that such claims are without merit. Without admitting any wrongdoing or liability on their part whatsoever, the Settling Defendants nevertheless are willing to enter into the Settlement provided for herein in order fully and finally to settle and dispose of all claims that have been or could have been asserted against them in the Federal Derivative Action and to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation.
I. THE DERIVATIVE ACTIONS
     A. The Consolidated Federal Derivative Action
     On and after May 25, 2006, L.A. Murphy, Yen Shei and Alfred Ronconi filed three derivative actions in the Central District of California: Murphy v. McGregor, et al., Case No. CV-06-3252-R (May 25, 2006); Shei v. McGregor et al., Case No. CV-06-0663-R (July 17, 2006); and Ronconi v. Dull, et al., Case No. CV-06-0771-R (August 18, 2006). On June 23, 2006, an action initially filed in Orange County Superior Court was removed to this Court and was captioned Jin, et al. v. Broadcom, et al., Case No. CV-06-0573-R. By an order dated August 16, 2006, this Court consolidated Murphy and Shei under the caption In re Broadcom Corporation Derivative Litigation, Master File No. CV-06-3252-R (CWx). On August 18, 2006, plaintiffs filed a Consolidated Amended Derivative Complaint. By an order dated October 16, 2006, the Court consolidated Jin and Ronconi with In re Broadcom Corporation Derivative Litigation, Master File CV-06-3252-R (CWx), and appointed Richard M. Heimann of Lieff, Cabraser, Heimann & Bernstein, LLP to serve as lead counsel (“Lead Federal Derivative Plaintiff’s
NOTICE OF PROPOSED SETTLEMENT OF
DERIVATIVE ACTION
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Counsel”). On November 3, 2006, plaintiffs filed their Consolidated Amended Derivative Complaint (the “Amended Complaint”).
     The Amended Complaint names Broadcom as a nominal defendant, and asserts claims against certain of the Individual Defendants for alleged violations of Sections 10(b), 14(a), and 20(a) of the Securities Exchange Act of 1934, breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment, rescission, constructive fraud, insider trading, violations of California Corporations Code §§ 25402 and 25403, and an accounting and constructive trust. The Amended Complaint alleges, among other things, that the named Individual Defendants intentionally manipulated certain of Broadcom’s stock option grant dates between 1997 and May 2003 in order to enrich themselves at the expense of Broadcom and Broadcom shareholders. The Amended Complaint further alleges that the claimed manipulation of grant dates caused Broadcom to issue false and misleading statements with the SEC, as more fully set forth therein.
     The Amended Complaint further alleges that the named Individual Defendants’ conduct caused Broadcom to expend significant sums of money, including but not limited to, legal fees and expenses in connection with internal investigations and lawsuits, and seeks damages to compensate Broadcom for those expenditures.
     The Settling Defendants deny any and all allegations of wrongdoing.
     B. The State Derivative Actions
     On June 23, 2006, Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust filed a putative derivative action, purportedly on behalf of Broadcom, against certain of the Individual Defendants in Orange County Superior Court. On July 18, 2006, Andrew Servais filed a substantially-similar putative derivative complaint, again purportedly on behalf of Broadcom, against the same Individual Defendants named in Pirelli. The state court consolidated the two cases on August 11, 2006, and the state court plaintiffs filed a Consolidated Complaint on
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DERIVATIVE ACTION
MASTER FILE NO. CV06-3252 R (CWx)

September 18, 2006, naming all of the Individual Defendants. That consolidated case, known as In re Broadcom Corp. Derivative Litigation, Lead Case No. 06CC00124, pending in the Superior Court of the State of California, County of Orange, before the Honorable Ronald L. Bauer, together with any other derivative lawsuit filed in state court arising out of, based upon or related to the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in any of the claims in the Federal Derivative Action, constitutes the State Derivative Action.
     On January 8, 2007, the state Court entered an order staying prosecution of the State Derivative Action.
     C. The Settlement Efforts
     The settlement discussions between the Settling Parties have spanned several years, dating back to early 2008. On February 7, 2011, the Settling Parties attended an all-day in-person mediation session with Special Master John Francis Carroll and Professor Eric Green. Professor Green and/or Special Master Carroll have engaged in countless other mediation-related discussions with the parties both before and after the February 7, 2011 mediation session. The mediation session and additional mediation-related discussions resulted in memorandums of understanding, which were signed on February 9, 2011 and February 17, 2011. A formal stipulation and agreement of settlement (“Stipulation”) was drafted and executed thereafter.
     D. Benefits to Broadcom from the Settlement
     Lead Federal Derivative Plaintiff’s Counsel engaged in arm’s-length negotiations with counsel for the Settling Defendants with a view to achieving the benefits of this settlement. Lead Federal Derivative Plaintiff’s Counsel believes that the Settlement provides an excellent outcome for Broadcom based upon the claims asserted against the Settling Defendants, the evidence developed, and the recoverable damages that might be proven at trial. Lead Federal Derivative
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Plaintiff’s Counsel has concluded that the terms and conditions of the Settlement are fair, reasonable and adequate to the Company and its shareholders, and in their best interests, and have agreed to settle the claims asserted in the Federal Derivative Action pursuant to the terms and provisions of the Stipulation, after considering: (i) the substantial benefits that the Company and its shareholders will receive from the settlement of the Federal Derivative Action; (ii) the attendant risks of continued litigation against the Settling Defendants, especially in complex actions such as this Federal Derivative Action, as well as the difficulties and delays inherent in such litigation; and (iii) the desirability of permitting the Settlement to be consummated, as provided by the terms of the Stipulation. Broadcom has acknowledged the substantial benefits conferred on it by the Settlement.
     E. The Settling Defendants’ Denials of Wrongdoing
     The Settling Defendants deny any wrongdoing, and nothing in the Stipulation shall be construed or deemed to be evidence of, or an admission or concession on the part of Broadcom or any Settling Defendant, or as evidence, of the truth or validity of any of the allegations in the Federal Derivative Action, or of any liability, fault, or wrongdoing of any kind or any infirmity in the defenses that the Settling Defendants could have asserted. The Settling Defendants assert that they complied with all applicable laws and regulations and deny that they have committed any act or omitted to perform any act that constitutes a violation of federal or state securities law or a breach of fiduciary duty, or gives rise to liability for any of the claims that were, or could have been, asserted in the Federal Derivative Action or the State Derivative Action. The Settling Defendants further state that they are entering into this Settlement to eliminate the burden and expense of further litigation. The Settling Defendants do not dispute, however, that the Federal Derivative Action is being voluntarily settled upon the advice of counsel, and that the terms of the Settlement are fair, adequate and reasonable. The Stipulation shall not be construed or deemed to be a concession by any party of any
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DERIVATIVE ACTION
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infirmity in, or validity of, the claims asserted in either the Federal Derivative Action or the State Derivative Action.
II. TERMS OF THE PROPOSED SETTLEMENT
     The full terms and conditions of the Settlement are embodied in the Stipulation and Agreement of Settlement, which is on file with the Court. The following is only a summary of the Stipulation.
     A. Consideration to Broadcom
     Nominal Defendant Broadcom will receive payment totaling $26,580,085 from Settling Defendant Nicholas. Payment shall be made into an escrow account for the benefit of Broadcom within ten (10) calendar days of the district court’s granting final approval of the Settlement, which payment shall be released to Broadcom within ten (10) calendar days of the Judgment becoming Final.
     Settling Defendant Ruehle shall execute a Notice of Dismissal with Prejudice (“Notice of Dismissal”) of the action filed against Broadcom captioned William J. Ruehle v. Broadcom Corporation, Case No. 30-2010-00429904, Orange County Superior Court (the “Ruehle Claim”), and shall place such notice in escrow for the benefit of Broadcom within ten (10) calendar days of the Order granting preliminary approval of the Settlement. The Complaint in the Ruehle Claim sought damages in excess of $26 million. By obtaining the release and dismissal of the Ruehle Claim, Broadcom will avoid both the incurrence of substantial legal fees and other expenses, and the diversion of executive attention and other internal resources, that would result from continuing to litigate that matter. Settling Defendant Ruehle will cause the Notice of Dismissal to be filed and dismiss the Ruehle Claim with prejudice within ten (10) calendar days of the Judgment becoming Final.
     Settling Defendant Samueli shall place into an escrow account cash and unexercised Broadcom stock options granted to Samueli totaling in value the sum of $26,580,085. The value to Broadcom of Defendant Samueli’s unexercised
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DERIVATIVE ACTION
MASTER FILE NO. CV06-3252 R (CWx)

Broadcom stock options has been determined by Broadcom to be $24,265,375.00. The unexercised Broadcom stock options shall be deemed cancelled within ten (10) days of when the district court’s order granting approval of the Settlement becomes final, including the exhaustion of any appeal of that order. Defendant Samueli shall also place $2,314,710 in cash in an escrow account. The cash escrow deposit shall be transferable to the Broadcom Foundation within ten (10) days of finality of the district court’s order granting final approval of the Settlement, which shall include the exhaustion of any appeal of that order.
     Settling Defendant Samueli acknowledges and agrees that a cash contribution to the Broadcom Foundation in the amount of $2,314,710 is being made pursuant to and as a result of the Settlement and exceeds any contribution he would otherwise make to the Foundation.
     Nominal Defendant Broadcom acknowledges and agrees that it would have made a contribution to the Broadcom Foundation of at least $2,314,710 regardless of the Settlement, and therefore Broadcom will benefit from the full amount of the contribution made by Settling Defendant Samueli pursuant to Settlement.
     B. Contribution Bar and Judgment Reduction
     With respect to the federal Securities Exchange Act claims only, in accordance with § 21D(f)(7) of the Private Securities Litigation Reform Act of 1995, 15 U.S.C. §§ 78u-4(f)(7), each of the Settling Defendants, by virtue of the Judgment, shall be discharged from all claims for contribution brought by other Persons. The Judgment and bar order included in Exhibit B shall constitute the final discharge of all obligations to the Federal Derivative Plaintiff, Broadcom shareholders and Broadcom of the Settling Defendants arising out of, based upon or related to the federal Securities Exchange Act claims in the Federal Derivative Action. The Judgment shall bar all future claims for contribution arising out of, based upon or related to the Released Claims by any Person against the Settling Defendants, and by the Settling Defendants against any Person (other than the
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Insurers to the extent permitted by Section V.F.15 of the Stipulation).
     With respect to any non-federal claims arising out of the facts alleged in the Federal Derivative Action, in accordance with California Code of Civil Procedure §§ 877 and 877.6(c), each of the Settling Defendants by virtue of the Settlement, shall be discharged from all claims for contribution or indemnity brought by other Persons. The Judgment and bar order included in Exhibit B shall bar any claims against the Settling Defendants for contribution or indemnity arising out of, based upon or related to the non-federal claims in the Federal Derivative Action and shall also govern any offsets relating to such claims by any joint tortfeasor.
     C. Pending Appeals
     The Settling Defendants have stipulated to an extension of the briefing schedule in the appeals of the partial derivative settlement finally approved on December 14, 2009, pending before the Ninth Circuit, Case Nos. 10-55028, 10- 55034, and 10-55055, and agree to dismiss those appeals within ten (10) days of the final, non-appealable approval of the Settlement.
III. RELEASES
     1. Upon the Court’s entry of the Judgment, and subject to ¶ V.E.(2) of the Stipulation, the Federal Derivative Plaintiff and Broadcom, on behalf of themselves and each of their Related Parties, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Settling Defendants and their Related Parties from all Released Claims, and any and all derivative claims (including all Unknown Claims) arising out of, based upon or related to the Released Claims or the Settlement or resolution of the Federal Derivative Action, against all of the Released Persons. Broadcom expressly reserves, retains and does not release any and all claims against Nancy Tullos or Ernst & Young LLP. Claims to enforce the terms of the Stipulation are not released. Notwithstanding any provision in the Stipulation or the Exhibits thereto, Broadcom is not releasing, relinquishing or discharging any claims arising out of, based upon
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or related to Broadcom’s indemnification or advancement of fees or expenses incurred after February 28, 2011 by any Settling Defendant.
     2. Upon the Court’s entry of the Judgment, and subject to ¶ V.E.(2) of the Stipulation, the Federal Derivative Plaintiff and Broadcom, or anyone acting on Broadcom’s behalf, on behalf of themselves and each of their Related Parties will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims, or any action or other proceeding brought derivatively on behalf of Broadcom against any of the Released Persons arising out of, based upon or related to the Released Claims or the Settlement or resolution of the Federal Derivative Action. This paragraph does not bar or enjoin Broadcom’s commencement, institution or prosecution of any claims against Nancy Tullos or Ernst & Young LLP. Claims to enforce the terms of the Stipulation are not barred or enjoined.
     3. Upon the Court’s entry of the Judgment, and subject to ¶ V.E.(2) of the Stipulation, and as more specifically provided for in the Judgment attached thereto as Exhibit B, each of the Settling Defendants and their Related Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Federal Derivative Plaintiff, Lead Federal Derivative Plaintiff’s Counsel and all counsel for plaintiff in the Federal Derivative Action from all claims (including all Unknown Claims) arising out of, based upon or related to the institution, prosecution, assertion, settlement or resolution of the Federal Derivative Action and/or the Released Claims, except for obligations imposed by this Stipulation in connection with the Settlement of the Federal Derivative Action. The Stipulation does not release or purport to release any claims by the Settling Defendants or their Related Parties against Nancy Tullos, Ernst & Young LLP, or the Insurers. The Stipulation also does not release any claims that the Settling Defendants may have to enforce the terms of the Stipulation.
     4. Upon the Court’s entry of the Judgment, and subject to ¶ V.E.(2) of the Stipulation, each of the Settling Defendants and their Related Parties shall be
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DERIVATIVE ACTION
MASTER FILE NO. CV06-3252 R (CWx)

deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged Broadcom and its Related Parties from all Released Claims including all Unknown Claims and claims arising out of, based upon or related to the institution, prosecution, assertion, settlement or resolution of the Federal Derivative Action. Notwithstanding any provision in the Stipulation or the Exhibits thereto, the Settling Defendants are not releasing, relinquishing or discharging any claims arising out of, based upon or related to Broadcom’s indemnification or advancement of fees or expenses incurred after February 28, 2011 by any Settling Defendant.
IV. PLAINTIFF’S COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
     As set forth more fully in the Stipulation, the Stipulation provides for the payment by Broadcom of $25 million as attorneys’ fees, expenses and costs of plaintiff’s counsel in connection with the Settlement and their prosecution of the Federal Derivative Action, subject to Court approval. This Court shall have and retain exclusive and continuing jurisdiction with respect to any claim by or on behalf of any shareholders for attorney’s fees and costs in connection with the prosecution of any cause of action related to the Released Claims.
V. THE HEARING AND YOUR RIGHTS AS SHAREHOLDERS
     A hearing will be held on May 16, 2011, at 10:00 a.m. before the Honorable Manuel L. Real, United States District Judge, at the United States Courthouse, 312 North Spring Street, Los Angeles, California, for the purpose of determining: (i) whether the Settlement of the Federal Derivative Action on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate to the Current Broadcom Shareholders and to Broadcom and should be approved by the Court; and (ii) whether a Judgment as provided for in ¶ V.A.(10) of the Stipulation should be entered herein. The hearing may be adjourned from time to time by the Court at the hearing or any adjourned session thereof without further notice other than by announcement of such adjournment.
NOTICE OF PROPOSED SETTLEMENT OF
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MASTER FILE NO. CV06-3252 R (CWx)

     Any current beneficial owner of the shares of Broadcom common stock may appear at the hearing and be heard as to whether the proposed Settlement should be approved, provided, however, that no such beneficial owner shall be heard unless, on or before April 25, 2011 his, her or its objection or opposition is made in writing and is filed with the Court at the address shown below, together with copies of any supporting papers and briefs upon which he, she or it intends to rely and a sworn statement attesting to the date of purchase by such beneficial owner of his, her or its Broadcom common stock and his, her or its continued ownership thereof. In addition, such beneficial owner shall show due proof of service, on or before the aforesaid date, of copies of such objection or opposition, supporting papers and briefs, and proof of purchase and continued ownership of Broadcom common stock upon each of the following:
CLERK
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION
312 North Spring Street
Los Angeles, CA 90012
LIEFF, CABRASER, HEIMANN & BERNSTEIN, LLP
Richard M. Heimann
Joy A. Kruse
Nancy Chung
Embarcadero Center West
275 Battery Street, 29th Floor
San Francisco, CA 94111-3339
Lead Federal Derivative Plaintiff’s Counsel
IRELL & MANELLA LLP
Layn R. Phillips
David Siegel
Daniel P. Lefler
Glenn K. Vanzura
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067-4276
Attorneys for Nominal Defendant Broadcom Corporation
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     Any Broadcom shareholder who does not make his, her or its objection or opposition in the manner provided herein shall be deemed to have waived any and all objections and opposition, and shall be forever foreclosed from making any objection to the fairness, reasonableness and adequacy of the proposed Settlement.
VI. DISMISSAL & RELEASE
     Should the Settlement be approved by the Court following the Settlement Hearing, the Court will enter a Final Order and Judgment that:
     1. Approves the Settlement as fair, reasonable and adequate to Broadcom and its shareholders;
     2. Releases and discharges each of the Settling Defendants from any and all liability with respect to the Released Claims;
     3. Permanently bars and enjoins the institution or prosecution against the Settling Defendants of any action asserting or relating in any way to the Released Claims.
VII. EXAMINATION OF PAPERS AND INQUIRIES
     For a more detailed statement of the matters involved in this Federal Derivative Action, reference is made to the pleadings, to the Stipulation and to all other papers publicly filed in the Federal Derivative Action, which may be inspected at the Office of the Clerk for the United States District Court for the Central District of California, Western Division, 312 North Spring Street, Los Angeles, California, during regular business hours of each business day.
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MASTER FILE NO. CV06-3252 R (CWx)

     Any inquiry concerning the Federal Derivative Action should be addressed to a representative of Lead Federal Derivative Plaintiff’s Counsel: Lieff, Cabraser, Heimann & Bernstein, LLP, Embarcadero Center West, 275 Battery Street, 29th Floor, San Francisco, CA 94111-3339.
PLEASE DO NOT ADDRESS INQUIRIES TO THE COURT

DATED:	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION
NOTICE OF PROPOSED SETTLEMENT OF
DERIVATIVE ACTION
MASTER FILE NO. CV06-3252 R (CWx)